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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           ------------------------

        Date of report (date of earliest event reported): July 27, 2001

                           ------------------------

                   FORD CREDIT FLOORPLAN MASTER OWNER TRUSTS
                   -----------------------------------------
                            (Issuers of the notes)



         FORD CREDIT FLOORPLAN CORPORATION                                FORD CREDIT FLOORPLAN LLC
         ---------------------------------                                -------------------------
                      (Originators of the trusts that issues notes under the related prospectus and prospectus supplement)
                 (Exact names of registrants as specified in their respective charters)

                       333-60756/                                                333-60756/
    Delaware          333-60756-01         38-2973806          Delaware          333-60756-01           38-3372243
    --------          ------------         ----------          --------          ------------           ----------
(State or other     (Commission file     (IRS employer      (State or other    (Commission file        (IRS employer
jurisdiction of          number)         identification     jurisdiction of        number)            identification
 incorporation)                             number)         incorporation)                                number)

           One American Road                                          One American Road
           Dearborn, Michigan                 48126                   Dearborn, Michigan                    48126
           ------------------                 -----                   ------------------                    -----
(Address of principal executive offices)   (ZIP code)       (Address of principal executive offices)      (ZIP code)

                      (313) 594-9876                                              (313) 594-9876
                      --------------                                              --------------
   (Registrant's telephone number, including area code)        (Registrant's telephone number, including area code)

      Ford Credit Auto Receivables Corporation                         Ford Credit Auto Receivables LLC
      ----------------------------------------                         --------------------------------
(Former name or former address, if changed since last       (Former name or former address, if changed since last
                       report)                                                     report)




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Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

         Exhibit No.      Description

         3.1 Amended and Restated Certificate of incorporation of Ford Credit Floorplan Corporation dated as of July 27, 2001

         3.2 Amended and Restated Certificate of Formation of Ford Credit Floorplan LLC dated as of July 27, 2001

         3.3 Amended and Restated Limited Liability Company Agreement of Ford Credit Floorplan LLC dated as of August 1, 2001


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Ford Credit Floorplan Corporation (formerly known as Ford Credit Auto Receivables Corporation), as co-registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FORD CREDIT FLOORPLAN CORPORATION

                               By      /s/ Susan J. Thomas
                                   -----------------------------------
                                           (Susan J. Thomas)
                                               Secretary

Dated:  July 31, 2001



     Pursuant to the requirements of the Securities Exchange Act of 1934, Ford Credit Floorplan LLC (formerly known as Ford Credit Auto Receivables LLC), as co-registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FORD CREDIT FLOORPLAN LLC



                               By      /s/ Susan J. Thomas
                                   -----------------------------------
                                           (Susan J. Thomas)
                                               Secretary



Dated:  July 31, 2001


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

                                 EXHIBIT INDEX

Exhibit No.              Description

3.1 Amended and Restated Certificate of Incorporation of Ford Credit Floorplan Corporation dated as of July 27, 2001

3.2 Amended and Restated Certificate of Formation of Ford Credit Floorplan LLC dated as of July 27, 2001

3.3 Amended and Restated Limited Liability Company Agreement of Ford Credit Floorplan LLC dated as of August 1, 2001



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